                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of report (date of earliest event reported):
                               February 23, 2001


                                  Panja Inc.
              (Exact Name of Registrant as Specified in Charter)


   Texas                         0-26924                        75-1815822
------------                -----------------              ---------------------
                               (Commission                     (I.R.S. Employer
(State or other                File Number)                  Identification No.)
jurisdiction of
incorporation)

                              3000 Research Drive
                           Richardson, Texas  75082
         (Address of Principal Executive Offices, including zip code)


                                (469) 624-8000
             (Registrant's Telephone Number, including area code)

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS

               On February 22, 2001, Panja Inc. issued a press release filed herewith as Exhibit 99.1 regarding the appointment of Richard L. Smith to its Board of Directors.

               On February 23, 2001, Panja Inc. issued a press release filed herewith as Exhibit 99.2 related to the purchase by Scott D. Miller and four other unrelated parties of an aggregate of 1,277,228 shares of Common Stock.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial statements of business acquired

               Not applicable

          (b)  Pro forma financial information

               Not applicable

          (c)  Exhibits

               99.1 Press Release dated February 22, 2001 regarding new board member.

               99.2 Press Release dated February 23, 2001 regarding sale of Common Stock.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PANJA INC.


                              By:  /s/ Paul D. Fletcher
                                   -------------------------------------------
                                    Paul D. Fletcher, Vice President and Chief
                                    Financial Officer

Dated:  February 26, 2001
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                               Index to Exhibits


     Exhibit
     Number             Description
     ------             -----------


     99.1    Press Release dated February 22, 2001 regarding new board member.

     99.2    Press Release dated February 23, 2001 regarding sale of Common
             Stock.